Exhibit 10.36

EXECUTION VERSION

CONSENT TO LIMITED RELEASE OF COLLATERAL, dated as of November 21, 2014 (this "Consent"), relating to certain Collateral granted in connection with that certain Amended and Restated Term Loan Credit Agreement, dated as of December 9, 2010, as amended by Amendment No. 1, dated as of March 7, 2013, and as further amended by Amendment No. 2, dated as of March 28, 2014 (as amended, restated, amended and restated, extended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"), by and among OMNOVA Solutions Inc., an Ohio corporation (the "Borrower), Deutsche Bank Trust Company Americas, as administrative agent and collateral agent (the "Agent) for the Secured Creditors (as defined in the Credit Agreement), the lenders from time to time party thereto (the "Lenders") and the other parties thereto; capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower, Decorative Products Thailand, Inc., a Wholly-Owned Subsidiary of the Borrower ("OMNOVA U.S."), and the Agent, *inter alia*, are parties to that certain Pledge Agreement, dated as of May 22, 2007 (as amended, the "Pledge Agreement"), and that certain Security Agreement, dated as of May 22, 2007 (as amended, the "Security Agreement");

WHEREAS, OMNOVA U.S. desires to transfer all of its Equity Interest (the "OMNOVA Thailand Equity") in OMNOVA Engineered Surfaces (Thailand) Co. Ltd., a Wholly-Owned Subsidiary of OMNOVA U.S. ("OMNOVA Thailand"), to OMNOVA Decorative Products Singapore, Pte. Ltd., a Wholly-Owned Subsidiary of OMNOVA U.S. ("OMNOVA Singapore") (the "Transfer");

WHEREAS, in connection with the Transfer, OMNOVA Singapore will issue to OMNOVA U.S. a new promissory note in a principal amount equal to the fair value of OMNOVA Thailand (approximately $37,800,000) (the "Note");

WHEREAS, OMNOVA U.S. will be required to pledge the Note as additional collateral security for the Obligations;

WHEREAS, the Borrower requests that any pledge, lien, security interest or other right whatsoever that the Secured Creditors may have in or to the OMNOVA Thailand Equity be released (the "Release");

WHEREAS, the Release will occur immediately prior to the Transfer;

WHEREAS, following the consummation of the Release, the Transfer will be consummated pursuant to Section 8.02(viii) of the Credit Agreement;

WHEREAS, Section 19(b) of the Pledge Agreement and Section 10.8(b) of the Security Agreement provide that any part of the Collateral may be released at the direction or with the consent of the Required Lenders in connection with a sale or disposition permitted under the Credit Agreement; and

WHEREAS, Section 11.11 of the Credit Agreement prohibits any waiver, discharge or termination of any terms in the Credit Agreement or any other Credit Document,

unless such waiver, discharge or termination is in writing signed by the relevant Credit Parties and the Required Lenders;

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. **Consent to Limited Release of OMNOVA Thailand Equity**. In connection with the transactions contemplated by this Consent, the Lenders specifically consent to and authorize the Agent to effect the Release regarding the OMNOVA Thailand Equity and to take any and all such actions as may be necessary to effect the Release.

Section 2. **Release of OMNOVA Thailand Equity**. In reliance on the representations and certifications set forth herein, upon the Consent Effective Date (as defined below), the Agent hereby releases, with respect to the OMNOVA Thailand Equity only, all of its security interests and liens of any kind, nature or description, whenever and however arising, in favor of the Agent for the benefit of the Lenders and any other Secured Creditors under each of the Security Documents, and such releases are automatic and do not require further action.

Section 3. **Pledge of Note**. OMNOVA U.S. shall pledge to the Agent for the benefit of the Secured Creditors a security interest in the Note pursuant to the Security Documents and promptly deliver the Note to the Agent, together with an instrument of transfer duly executed in blank, in accordance with the terms of the Security Documents.

Section 4. **Pledge Agreement**. For the avoidance of doubt, the definition of "Excluded Collateral" in the Pledge Agreement is automatically deemed to be amended to give effect to that certain Amendment No. 1 to Security Agreement and Subsidiary Guarantee, dated as of December 9, 2010, and the Agent is hereby authorized to take any such further actions in furtherance thereof as it deems appropriate in its discretion.

Section 5. **Post-Closing Covenant**. If, on or before the Consent Effective Date, OMNOVA U.S. shall not have pledged the Note and 65% of the equity of OMNOVA Singapore as required under the Credit Documents, OMNOVA U.S. will complete such arrangements within 20 days of the Consent Effective Date or such longer time period as may be permitted by the Collateral Agent in its reasonable discretion and any default or breach of any term of any Credit Document as a result of the failure of OMNOVA U.S. to effect any such pledge is waived for such period.

Section 6. **Representations and Warranties, No Default**. The Borrower hereby represents and warrants that as of the Consent Effective Date, after giving effect to this Consent and the Release:

(a) (i) no Default or Event of Default has occurred and is continuing and (ii) all representations and warranties made by any Credit Party contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except (i) where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such

earlier date and (ii) the representation and warranty contained in Section 6.05(a) of the Credit Agreement refers to the most recent financial statements furnished pursuant to subsections (a) or (b), respectively, of Section 7.01 of the Credit Agreement); provided that any representation and warranty that is qualified as to "materiality," "Material Adverse Effect" or similar language shall be true and correct in all respects on the date hereof or on such earlier date, as the case may be (after giving effect to such qualification);

(b) the execution, delivery and performance by the Borrower and the Subsidiary Guarantors of this Consent has been duly authorized by all necessary corporate action and is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(c) neither the execution, delivery and performance of this Consent nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of the Borrower's or such Subsidiary Guarantor's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or such Subsidiary Guarantor is a party or by which it or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to the Administrative Agent on or before the date hereof.

Section 7. **Effectiveness**. This Consent shall become effective on the date (such date, the "Consent Effective Date") that the following conditions have been satisfied:

(i) Consents. The Agent shall have received executed signature pages hereto from Lenders constituting the Required Lenders and each Credit Party;

(ii) Fees and Expenses. The Agent shall have received all fees and other amounts due and payable on or prior to the Consent Effective Date, including fees to Lenders executing the Consent as agreed by the Borrower and the Agent and reasonable and documented expenses required to be paid or reimbursed under Section 11.01 of the Credit Agreement for which invoices have been presented a reasonable period of time prior to the Consent Effective Date; and

(iii) Corporate Proceedings and Documents. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Consent and all documents incidental thereto, whether or not referred to herein, shall be reasonably satisfactory in form and substance to the Agent.

Section 8. **Counterparts**. This Consent may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this

Consent by facsimile or any other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 9. **Applicable Law**.

(a) **THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.**

(b) Each party hereto hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating to this Consent, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Supreme Court of the State of New York, New York County, located in the Borough of Manhattan, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(ii) consents that any such action or proceeding shall be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the applicable party at its respective address set forth in the Credit Agreement or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

(iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 9 or in Section 11.08 of the Credit Agreement any special, exemplary, punitive or consequential damages.

Section 10. **Headings**. The headings of this Consent are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 11. **Effect of Consent**. Except as expressly set forth herein, (i) this Consent shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent, in each case under the Credit Agreement or any other Credit Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document. Except as expressly set forth herein, each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any

other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, each Credit Party reaffirms its obligations under the Credit Documents to which it is party and the grant of its Liens on the Collateral made by it pursuant to the Security Documents, which liens continue unimpaired.

Section 12. **WAIVER OF JURY TRIAL**. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS CONSENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS CONSENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed by their respective authorized officers as of the day and year first above written.

OMNOVA SOLUTIONS INC., as Borrower

By: Chet Fox
Name: CHET FOX
Title: VP TREASURER

DECORATIVE PRODUCTS THAILAND, INC.,
as a Subsidiary Guarantor and a Pledgor

By: Chet Fox
Name: CHET FOX
Title: VP TREASURER

OMNOVA WALLCOVERING (USA), INC., as a Subsidiary Guarantor and a Pledgor

By: Chet Fox

Name: CHET FOX

Title: VP TREASURER

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Administrative Agent and Collateral Agent

By: ______________________
Name: Marcus M. Tarkington
Title: Director

By: ______________________
Name: Dusan Lazarov
Title: **Director**